UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of report (Date of earliest event reported): September 13, 2021

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TENABLE HOLDINGS, INC.
(Exact name of registrant as specified in its charter)
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Delaware	001-38600	47-5580846
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

6100 Merriweather Drive, Columbia, Maryland 21044
(Address of principal executive offices, including zip code)

(410) 872-0555
(Registrant’s telephone number, including area code)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	TENB	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01    Entry into a Material Definitive Agreement.
On September 13, 2021, Tenable, Inc. (the “Purchaser”), a wholly owned subsidiary of Tenable Holdings, Inc. (“Tenable”), entered into a share purchase agreement (the “Purchase Agreement”) by and among the Purchaser, Accurics, Inc., a Delaware corporation (“Accurics”), the shareholders of Accurics identified in the Purchase Agreement or joined to the Purchase Agreement pursuant to a joinder agreement (collectively, the “Sellers”), and Shareholder Representative Services LLC, a Colorado limited liability company, as the representative of the Sellers (the “Sellers’ Representative”), pursuant to which Purchaser will acquire all of the outstanding share capital of Accurics (the “Acquisition”). The aggregate purchase price for the Acquisition is approximately $160 million in cash, subject to certain customary purchase price adjustments set forth in the Purchase Agreement.
Under the terms of the Purchase Agreement, all outstanding and unexercised options (other than underwater options) as well as all Ungranted Equity Awards (as defined in the Purchase Agreement) immediately prior to closing shall be canceled in exchange for cash in the amounts set forth in the Purchase Agreement. In addition, all outstanding common shares of Accurics that are subject to forfeiture or a right of repurchase by Accurics immediately prior to closing (the “Restricted Shares”) shall accelerate and become fully vested and the restrictions and limitations applicable to such Restricted Shares shall lapse. Further, in connection with the Acquisition, the Company shall amend the terms of all outstanding warrants to provide that such warrants shall be cancelled, terminated and extinguished as of the closing of the Acquisition in exchange for the right to receive cash consideration as described in the Purchase Agreement.
The Purchase Agreement contains representations, warranties and covenants of Purchaser, Accurics and the Sellers that are customary for a transaction of this nature. The Acquisition is expected to close late in the third quarter or early in the fourth quarter of 2021, subject to the satisfaction of customary closing conditions. The Purchase Agreement also contains customary indemnification provisions whereby the Sellers will indemnify the Purchaser for certain damages arising out of inaccuracies in, or breaches of, the representations, warranties and covenants of Accurics, pre-closing taxes of Accurics, and certain other matters, subject to certain caps and thresholds.
The foregoing description of the Purchase Agreement does not purport to be complete and is qualified in its entirety by the full text of the Purchase Agreement, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated by reference herein. The Purchase Agreement has been attached to provide investors with information regarding its terms. It is not intended to provide any other factual information about the Purchaser, Accurics or the Sellers. In particular, the assertions embodied in the representations and warranties contained in the Purchaser Agreement are qualified by information in a confidential disclosure schedule provided by Accurics to the Purchaser in connection with the signing of the Purchaser Agreement. This confidential disclosure schedule contains information that modifies, qualifies and creates exceptions to the representations and warranties and certain covenants set forth in the Purchaser Agreement. Moreover, certain representations and warranties in the Purchase Agreement were used for the purposes of allocating risk between the Purchaser and Accurics rather than establishing matters of fact. Accordingly, the representations and warranties in the Purchase Agreement should not be relied on as characterization of the actual state of facts about the Purchaser, Accurics or the Sellers
Item 7.01. Regulation FD Disclosure
On September 13, 2021, Tenable issued a press release relating to the Acquisition. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.
The information in this Item 7.01 of this Current Report on 8-K (including Exhibit 99.1) is furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or subject to the liabilities of that section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended. The information shall not be deemed incorporated by reference into any other filing with the Securities and Exchange Commission made by the Company, whether made before or after today’s date, regardless of any general incorporation language in such filing, except as shall be expressly set forth by specific references in such filing.
Forward Looking Statements
This Current Report on Form 8-K contains forward-looking information related to Tenable, Accurics and the Acquisition that involves substantial risks, uncertainties and assumptions that could cause actual results to differ materially from those expressed or implied by such statements. Forward-looking statements in this communication include, among other things, statements about the potential benefits of the Acquisition, anticipated earnings enhancements, anticipated capital expenditures and product developments and other possible or assumed business strategies, potential growth opportunities, new products and potential market opportunities. Risks and uncertainties include, among other things, our ability to successfully integrate Accurics’ operations; our ability to implement our plans, forecasts and other expectations with respect to Accurics’ business; our ability to realize the anticipated benefits of the Acquisition, including the possibility that the expected benefits from the Acquisition will not be realized or will not be realized within the expected time period; our ability to consummate the transaction pursuant to the terms and in accordance with the timing described in this Form 8-K; failure to obtain necessary regulatory approvals (and the risk that such approvals may result in the imposition of conditions that could adversely affect the combined company or the expected benefits of the transaction); disruption from the Acquisition making it more difficult to maintain business and operational relationships; the inability to retain key employees; the negative effects of the consummation of the Acquisition on the market price of our common stock or on our operating results; unknown liabilities; attracting new customers and maintaining and expanding our existing customer base, our ability to scale and update our platform to respond to customers’ needs and rapid technological change, increased competition on our market and our ability to compete effectively, and expansion of our operations and increased adoption of our platform internationally.
Additional risks and uncertainties that could affect our financial results are included in the section titled “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in our Annual Report on Form 10-K for the year ended December 31, 2020, our quarterly report on Form 10-Q for the quarter ended June 30, 2021 and other filings that we make from time to time with the Securities and Exchange Commission which are available on the SEC’s website at www.sec.gov. In addition, any forward-looking statements contained in this communication are based on assumptions that we believe to be reasonable as of this date. Except as required by law, we assume no obligation to update these forward-looking statements, or to update the reasons if actual results differ materially from those anticipated in the forward-looking statements.
Item 9.01    Financial Statements and Exhibits.
(d)     Exhibits

Exhibit Number	Description
10.1*
Share Purchase Agreement, dated as of September 13, 2021, by and among Tenable, Inc., Accurics, Inc., the shareholders of Accurics identified in the Purchase Agreement or joined to the Purchase Agreement pursuant to a joinder agreement, and Shareholder Representative Services LLC, as the representative of Accurics' shareholders thereunder.

99.1	Press release, dated September 13, 2021.
101.SCH	Inline XBRL Taxonomy Extension Schema Document.
101.LAB	Inline XBRL Taxonomy Extension Label Linkbase Document.
101.PRE	Inline XBRL Taxonomy Extension Presentation Linkbase Document.
104	The cover page from Tenable's 8-K filed on September 13, 2021, formatted in Inline XBRL.
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(*)    Pursuant to Item 601(a)(5) of Regulation S-K, certain schedules and similar attachments have been omitted. The registrant hereby agrees to furnish a copy of any omitted schedule or similar attachment to the SEC upon request.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

TENABLE HOLDINGS, INC.

Date:	September 13, 2021	By:	/s/ Stephen A. Riddick
Stephen A. Riddick
General Counsel and Corporate Secretary